SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                [AMENDMENT NO. ]


Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

|_| Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

                                 ORAGENICS, INC.
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:



|_|   Fee paid previously with preliminary materials.

|_|   Check box if any part of the fee is offset as provided by Exchange Act
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      paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously

            Paid:

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            Party:

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Filed:

                                     [LOGO]

                                 ORAGENICS, INC.
                              12085 RESEARCH DRIVE
                             ALACHUA, FLORIDA 32615

                                 April 22, 2004

Dear Shareholder:

      You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Oragenics, Inc. (the "Company") which will be held at the offices of the Company, 12085 Research Drive, Alachua, Florida, on Tuesday, May 25, 2004, at 10:00 a.m. local time.

      We look forward to your attendance at the Annual Meeting so that you can learn more about your Company and become better acquainted with members of the Board of Directors and the management team. The items of business which are being presented for a vote by the holders of Common Stock at the Annual Meeting are (i) to elect Directors of the Company; (ii) to approve an amendment to the Company's 2002 Stock Option and Incentive Plan to increase the shares available for issuance from 1,000,000 to 1,500,000; and (iii) to transact such other business as may properly come before the Annual Meeting. Even if you are planning to attend, please complete the enclosed proxy card and return it in the enclosed envelope to cast your vote. You will still be able to revoke your proxy and vote your shares in person at the Annual Meeting if you so desire.

      If you have any questions about the Proxy Statement or the accompanying 2003 Annual Report on Form 10-KSB, please contact Mr. Paul A. Hassie at (386) 418-8079.

                                        Sincerely,

                                        /s/ Jeffrey D. Hillman
                                        Chairman of the Board of Directors

                                 ORAGENICS, INC.
                              12085 RESEARCH DRIVE
                             ALACHUA, FLORIDA 32615

                      NOTICE TO THE HOLDERS OF COMMON STOCK
                      OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 25, 2004

      Notice is hereby given to the holders of the common stock, $.001 par value per share (the "Common Stock"), of Oragenics, Inc. (the "Company") that the 2004 Annual Meeting of Shareholders of the Company (including any postponements or adjournments thereof, the "Annual Meeting") will be held at the offices of the Company, 12085 Research Drive, Alachua, Florida, on Tuesday, May 25, 2004, at 10:00 a.m., local time, for the following purposes:

      (i) To elect Directors to serve until the next Annual Meeting of Shareholders;

      (ii) To approve an amendment to the 2002 Stock Option and Incentive Plan to increase the number of shares available for issuance from 1,000,000 to 1,500,000; and

      (iii) To transact such other business as may properly come before the Annual Meeting.

      Information relating to the Annual Meeting and matters to be considered and voted upon at the Annual Meeting is set forth in the attached Proxy Statement.

      Only those shareholders of record at the close of business on April 6, 2004, are entitled to notice of and to vote at the Annual Meeting. A complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Annual Meeting and for a period of ten days prior thereto at the executive offices of the Company in Alachua, Florida.

                                        By Order of the Board of Directors,


                                        /s/ Paul A. Hassie
April 22, 2004                          Secretary

      WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY APPOINTMENT AND VOTE IN PERSON.

                                 Proxy Statement
                           For Holders of Common Stock
                       For Annual Meeting of Shareholders
                           to be Held on May 25, 2004

                                  INTRODUCTION

      This Proxy Statement is furnished to holders of the common stock, $.001 par value per share ("Common Stock"), of Oragenics, Inc., a Florida corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors from holders of the outstanding shares of Common Stock for use at the 2004 Annual Meeting of Shareholders to be held at 10:00 a.m. local time at the offices of the Company, 12085 Research Drive, Alachua, Florida, on Tuesday, May 25, 2004 (including any postponements or adjournments thereof, the "Annual Meeting").

      The Annual Meeting will be held for the following purposes:

      (i) To elect Directors to serve until the next Annual Meeting of Shareholders;

      (ii) To approve an amendment to the Company's 2002 Stock Option and Incentive Plan to increase the number of shares available for issuance from 1,000,000 to 1,500,000; and

      (iii) To transact such other business as may properly come before the Annual Meeting.

      This Proxy Statement and the accompanying Proxy are first being mailed to shareholders of the Company on or about April 23, 2004.

SHAREHOLDERS ENTITLED TO VOTE

      Only shareholders of record of the Company at the close of business on April 6, 2004 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock is entitled to one vote. On the Record Date, there were 14,318,380 shares of Common Stock issued and outstanding.

      Notwithstanding the Record Date specified above, the Company's stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of shareholders of record on the Record Date.

QUORUM AND VOTING REQUIREMENTS

      The holders of record of a majority of the votes of Common Stock entitled to be vote at the Annual Meeting, present in person or by proxy, are required to establish a quorum for the Annual Meeting and for voting on each matter. For the purpose of determining the presence of a quorum, abstentions and votes withheld from any nominee will be considered to be "votes entitled to be cast" and therefore will be counted as present for purposes of determining the presence or absence of a quorum. Broker non-votes will not be considered to be "votes entitled to be cast" and will not be counted as present for quorum purposes. Broker non-votes are votes that brokerage firms and banks holding shares of record for their customers are not permitted to cast under applicable stock exchange rules because the brokerage firms and banks have not received specific instructions from their customers as to certain proposals as to which the brokerage firm and banks advised the Company that they lack voting authority. Although there are no controlling precedents under Florida law regarding the treatment of broker non-votes, the Company intends to apply the principles set forth herein. The Company believes that under applicable stock exchange rules, brokerage firms and banks will be able to vote their customers' unvoted shares with regard to the proposal to elect directors and the proposal to amend the Company's 2002 Stock Option and Incentive Plan to increase the number of shares available for issuance from 1,000,000 to 1,500,000. With regard to these proposals, broker non-votes will be considered as votes not entitled to be cast. Therefore, broker non-votes will not affect the outcome on these two proposals.


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

      PROPOSAL I: Election of Directors. The election of five Directors by the holders of Common Stock will require a plurality of the votes cast by the shares of Common Stock represented and entitled to vote in the election at the Annual Meeting. With respect to the election of Directors, shareholders may (i) vote "for" each of the nominees, (ii) withhold authority for each of such nominees, or (iii) withhold authority for specific nominees but vote for the other nominees. Because the Directors are elected by a plurality of the votes cast by the shares represented and entitled to vote, an abstention from voting or a broker non-vote will have no effect on the outcome of the election of Directors.

      PROPOSAL II: Approval of the Company's amendment to its 2002 Stock Option and Incentive Plan. Approval of the amendment requires the affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting for approval of the plan amendment. With respect to this proposal, shareholders may (i) vote "for" the proposal, (ii) vote "against" the proposal, or (iii) abstain from voting. Broker non-votes will have no effect on the outcome of the proposal. Abstentions have the same effect as votes against the proposal.

VOTING

      A shareholder of record who does not hold his shares through a brokerage firm, bank or other nominee (in "street name"), may vote his shares in person at the Annual Meeting. If a shareholder holds shares in street name, he must obtain a proxy or evidence of stock ownership from his street name nominee and bring it with him in order to be able to vote his shares at the Annual Meeting.

      If the enclosed Proxy is executed, returned in time and not revoked, the shares represented thereby will be voted in accordance with the instructions indicated in such PROXY. IF A SIGNED VALID PROXY IS RETURNED AND NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR (I) THE ELECTION OF ALL DIRECTOR NOMINEES AND (II) APPROVAL OF THE COMPANY'S AMENDMENT TO ITS 2002 STOCK OPTION AND INCENTIVE PLAN.

      The Board of Directors is not presently aware of any other business to be presented to a vote of the shareholders at the Annual Meeting. As permitted by Rule 14a-4(c) of the Securities and Exchange Commission (the "Commission"), the persons named as proxies on the proxy cards will have discretionary authority to vote in their judgment on any proposals properly presented by shareholders for consideration at the Annual Meeting that were not submitted to the Company within a reasonable time prior to the mailing of these proxy materials. Such proxies also will have discretionary authority to vote in their judgment upon the election of any person as a Director if a Director nominee named in Proposal I is unable to serve for good cause or will not serve, and on matters incident to the conduct of the Annual Meeting.

      A shareholder of record who has given a Proxy may revoke it at any time prior to its exercise at the Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) appearing at the Annual Meeting and voting in person. All written notices of revocation of Proxies should be addressed as follows: Computershare Trust Company of Canada, Proxy Department, 100 University Ave - 9th Floor, Toronto, ON, M5J 2Y1, Canada.


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

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

      The Board of Directors currently consists of six board seats, of which six positions are currently filled. Four directors are nominated for re-election at the Annual Meeting and one current director, who was appointed by the Board during the fiscal year, is nominated for election by the shareholders for the first time. If elected, each of the directors will hold office until the next Annual Meeting of Shareholders and until his/her successor is elected and qualified, or as otherwise provided by the Company's Bylaws or by Florida law.

      The directors who have been nominated for election at the Annual Meeting are Messrs. Anderson, Gury, Hillman, Soponis and Zahradnik.

      Mr. McAlister is not seeking re-election as a Director and, therefore, as of May 25, 2004 the Board will decrease its size from six members to five.

      If any of the nominees should be unavailable to serve for any reason, the Board of Directors may:

      o designate a substitute nominee, in which case the persons named as proxies will vote the shares represented by all valid Proxies for the election of such substitute nominee;

      o allow the vacancy to remain open until a suitable candidate is located and nominated; or

      o     adopt a resolution to decrease the authorized number of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH DIRECTOR NOMINEE. If a choice is specified on the Proxy by the shareholder, the shares will be voted as specified. If no specification is made, the shares will be voted FOR the Director nominees. Election of each Director nominee will require the affirmative vote of a plurality of the votes cast by shares of Common Stock represented and entitled to vote at the Annual Meeting.

      The following paragraphs set forth the names of the Director nominees of the Company, their ages, their positions with the Company, and their principal occupations and employers for at least the last five years. For information concerning Directors' ownership of Common Stock, see "Security Ownership of Certain Beneficial Owners and Management."

      The Board of Directors has nominated the following individuals for election by the holders of Common Stock as Directors of the Company:

NOMINEES FOR DIRECTOR- TERM TO EXPIRE AT THE NEXT ANNUAL MEETING

      JEFFREY D. HILLMAN. Dr. Hillman, age 55, has been our chief scientific officer and chairman of our board of directors since November 1996. From November 1991, Dr. Hillman has been Professor in the College of Dentistry at the University of Florida in Gainesville, Florida. He teaches classes, trains doctoral candidates and conducts research. However, Dr. Hillman has been on leave from the University of Florida, since February 2001, in order to develop our technologies and technologies for IviGene Corporation, Alachua, Florida. IviGene is engaged in the business of developing vaccines and therapeutics, focusing on genes and gene products that are critical factors in the infection state. IviGene does not compete with us and is no longer an active company. Dr. Hillman received undergraduate training at the University of Chicago (Phi Beta Kappa), and his D.M.D. degree (cum laude) and Ph.D. from Harvard Medical School. He has authored or co-authored more than 100 publications and textbook chapters on subjects related to the etiology and cure of tooth decay and dental disease. He has been conducting research on our licensed, patented replacement therapy technology for more than 25 years. Dr. Hillman's employment contract with us contains non-competition and non-disclosure provisions. Dr. Hillman has also entered into an Employee and Proprietary Information and Invention Agreement with us dated January 2, 2002 under which he has assigned to us all of his interest in any inventions he may make which are based on any of our proprietary rights or any of our other intellectual property during his employment by us. Dr. Hillman devotes 100% of his time to our company.


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

      MENTO A. SOPONIS. Mr. Soponis, age 59, has been our president, chief executive officer and a member of the board of directors since August 2000. From December 2000 to June 2002, Mr. Soponis was president and chief executive officer of IviGene Corporation, Alachua, Florida. IviGene is engaged in the business of developing vaccines and therapeutics. Mr. Soponis remains as Chairman of the Board of Directors of IviGene Corporation. From January 2000 to May 2000, Mr. Soponis was a consultant for the office of technology licensing at the University of Florida, Gainesville, Florida where he reviewed agreements and negotiated the terms of technology licenses. From December 1995 to December 1999, Mr. Soponis was president and chief executive officer of USBiomaterials Corporation, Alachua, Florida. US Biomaterials developed healthcare products for bone regeneration and for dental care. Mr. Soponis is a graduate of Princeton University and the George Washington University law school with honors. He has served as CEO for a number of early stage biotechnology companies. He has broad experience in strategic positioning and negotiation of corporate partnerships. Mr. Soponis' employment contract with us contains non-competition and non-disclosure provisions. Mr. Soponis devotes 100% of his time to our company.

      ROBERT T. ZAHRADNIK. Mr. Zahradnik, age 59, has been a member of our board of directors since November 1996. Since July 2000 Dr. Zahradnik has been a director of IviGene Corporation, Alachua, Florida. IviGene is engaged in the business of developing vaccines and therapeutics. Since September 1999, Dr. Zahradnik has been general manager of ProHealth, Inc., Batesville, Arkansas. ProHealth, Inc. is a manufacturer of nutritional supplements and household and skin care products. Since February 1993, Dr. Zahradnik has been a partner and general manager of Professional Dental Technologies and Therapeutics, Batesville, Arkansas, an oral pharmaceutical manufacturer. Since February 1986, Dr. Zahradnik has been the chief executive officer and chairman of the board of directors of Advanced Clinical Technologies, Inc., Medfield, Massachusetts, a medical diagnostic manufacturer and technical consulting firm. Dr. Zahradnik has signed a Proprietary Information Agreement with us dated September 12, 2002 under which he has agreed not to disclose confidential or secret information related to our business which we disclose to him. He has not signed a non-competition agreement with us. Dr. Zahradnik will devote such portion of his time to our company as is necessary to fulfill his responsibilities.

      BRIAN ANDERSON. Mr. Anderson, age 57, has been a member of our board of directors since August 2002. Mr. Anderson was a principal and partner of Montridge, LLC, Ridgefield CT, an investor relations firm, from August 16, 2002. to January 1, 2004. From 1998 to June of 2002, Mr. Anderson was the President and Chief Executive Officer of Cognetix, Inc., Salt Lake City, Utah, a research and therapeutics development company. From 1995 to 1998, Mr. Anderson was Senior Vice President, Marketing and Commercial Development of Interneuron Pharmaceuticals, Inc., Lexington, Massachusetts (now called Indevus Pharmaceuticals Inc.), a biopharmaceutical company whose shares are listed on the NASDAQ National Market. From 1987 to 1995 Mr. Anderson held a number of executive positions at Bristol-Myers Squibb, including responsibilities in business development, strategic planning and marketing. Mr. Anderson has signed a Proprietary Information Agreement with us dated September 11, 2002 under which he has agreed not to disclose confidential or secret information related to our business that we disclose to him. He has not signed a non-competition agreement. Mr. Anderson will devote such portion of his time to our company as is necessary to fulfill his responsibilities.

      DAVID J. GURY. Mr. Gury, age 65, has been a director since October 2003. Mr. Gury is Chairman of the Board of NABI Biopharmaceuticals, retiring in June 2003 as CEO after 19 years with the Company. In May 1984, Mr. Gury joined NABI Biopharmaceuticals as President and Chief Operating Officer. He was elected Chairman of the Board, Chief Executive Officer and President in April 1992. During his tenure, the Company successfully transitioned from a plasma supplier into a fully integrated biopharmaceutical company. Prior to joining NABI Biopharmaceuticals, Mr. Gury spent his career with Abbott Laboratories in various administrative and executive positions and with Alpha Therapeutics Corporation, a spin out from Abbott. Mr. Gury completed his A.B. in economics at Kenyon College, Gambier, Ohio, in 1960 and received his MBA at the University of Chicago in 1962, specializing in accounting and finance. Mr. Gury is a member of the Florida Emerging Technology Commission; Chairman of the Florida Research Consortium; and past Chairman and a member of BioFlorida. Mr. Gury will devote such portion of his time to our company as is necessary to fulfill his responsibilities.


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

EXECUTIVE MANAGEMENT

      PAUL A. HASSIE. Mr. Hassie, age 53, has been our chief financial officer, Secretary and Treasurer since July 2002. From February 2000 to December 2003, Mr. Hassie was president of BioFlorida, a trade organization located in Gainesville, Florida that supports biosciences in Florida. From November 1999 to December 2003, Mr. Hassie was also engaged in the business of financial consulting to bioscience companies in the Gainesville, Florida area. From June 1997 to November 1999, Mr. Hassie was chief financial officer of USBiomaterials Corporation located in Alachua, Florida. USBiomaterials developed healthcare products for bone regeneration and for dental care. From January 1992 to May 1997, Mr. Hassie was controller for Transkaryotic Therapies, Inc. located in Cambridge, Massachusetts. Transkaryotic Therapies is engaged in the business of research and development of gene therapy products. From January 1984, to September 1991, Mr. Hassie was senior manager in the Boston office of Ernst & Young LLP, Certified Public Accountants. Mr. Hassie received a Bachelor of Science degree in accounting from Bryant College, Smithfield, Rhode Island in 1977; an MBA from Bryant College in 1981; and, a Masters of Science in Taxation from Bryant College in 1996. Mr. Hassie is a member of the American Institute of Certified Public Accountants and is a licensed Certified Public Accountant in the Commonwealth of Massachusetts. Mr. Hassie's employment contract with us contains non-competition and non-disclosure provisions. Mr. Hassie devotes 100% of his time to our company.

SCIENTIFIC ADVISORY BOARD

      We use scientists and physicians with expertise related to our technologies to advise us on scientific and medical matters. Currently, our scientific advisory board members are:

      HOWARD K. KURAMITSU, PH.D. Dr. Kuramitsu is a UB Distinguished Professor at the State University of New York at Buffalo. He is a leading expert in the area of the biology of the oral cavity and studies diseases associated with the oral cavity. Dr. Kuramitsu serves on the Editorial Boards of the International Journal of Oral Biology, Oral Microbiology and Immunology and Infection and Immunity. He also serves on the NIH-NIDCR Advisory Council. Dr. Kuramitsu's work includes more than 170 publications. Dr. Kuramitsu has signed a Proprietary Information Agreement with us dated September 16, 2002 under which he has agreed not to disclose confidential or secret information related to our business which we disclose to him.

      STEVEN J. PROJAN, PH.D. Dr. Projan is Director, Antibacterial Research of Wyeth Research. He is an expert in the regulation of virulence in pathogenic bacteria. Dr. Projan serves on the editorial boards of Antimicrobial Agents and Chemistry, Microbial Drug Resistance, Infection and Immunity, and the Journal of Bacteriology. He also serves on the ASM Colloquium Committee of the American Society for Microbiology. Dr. Projan's work includes 64 articles and 45 abstracts. Dr. Projan has signed a Proprietary Information Agreement with us dated November 12, 2002 under which he has agreed not to disclose confidential or secret information related to our business which we disclose to him.

      PER-ERIK J. SARIS, PH.D. Dr. Saris is a professor in food microbiology at the University of Helsinki in Finland. He is an expert in antibacterial peptides produced by bacteria. His team is part of the Centre of Excellence "Microbial Resources" appointed by the Academy of Finland. He was the first to amplify DNA directly from bacteria in 1990 and has since been active in different fields of molecular biology of bacteria including vaccine development, protein production, metabolic engineering and targeting of bacteria.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

      Board of Directors. The property, affairs and business of the Company are under the general management of its Board of Directors as provided by the laws of the State of Florida and the Bylaws of the Company. The Board of Directors conducts its business through meetings of the full Board and through committees of the Board, and the Board of Directors has appointed standing Audit and Compensation Committees of the Board of Directors. The Board has no formal policy regarding board member attendance at the annual meeting.


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

      The Board consists of six members. The Board has adopted the definition of "independence" as described under the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") Section 301, Rule10A-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Board periodically reviews the size of the Board and recommends any changes it determines to be appropriate given the needs of the Company. Under the Company's Bylaws, the number of members on the Board may be increased or decreased by resolution of the Board.

      The Board of Directors met or unanimously consented to resolutions eight times during the year ending December 31, 2003 ("Fiscal 2003"). Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and Committees during Fiscal 2003 during his tenure as a director. In conjunction with its regularly scheduled meetings, "independent" directors have met in Executive Session.

      In March 2004, the Board adopted a Corporate Governance Policy. The Board shall review this policy at least annually to ensure the Company's policies and practices meet the standards suggested by various groups or authorities active in corporate governance and practices of other public companies. Based upon this review, the Company expects to adopt any changes that the Board of Directors believes are the best corporate governance policies and practices for the Company. The Company will adopt changes, as appropriate, to comply with Sarbanes-Oxley requirements and any rule changes made by the Securities and Exchange Commission. See Appendix A, "Corporate Governance Policy."

      In March 2004, the Board adopted a Code of Business Conduct and Ethics for its directors and employees to ensure all local, state and federal government regulations are complied with; that all accounting rules, regulations and procedures are followed; and that its business methods and practices are ethical. The Code of Business Conduct and Ethics of Conduct also provided for compliance with the specific financial and accounting procedural and reporting requirements of Section 406 of Sarbanes-Oxley. See Appendix B, "Code of Business Conduct and Ethics."

      Audit Committee. During Fiscal 2003, the Audit Committee consisted of Messrs. Anderson, McAlister, Zahradnik and Gury. Prior to October 2003, the Audit Committee consisted of Messrs Anderson, McAlister and Zahradnik. Beginning in October 2003, the Audit Committee consisted of Messrs. Anderson, Gury and Zahradnik. Mr. Gury serves as Chairman of the Audit Committee and the Board has determined that Mr. Gury is also the Audit Committee's financial expert. Each of the Audit Committee members meet the definition of being "independent" as defined under the Sarbanes-Oxley Act of 2002.

      The Audit Committee met two times in 2003. In March 2004, the Audit Committee adopted its charter that complies with the requirements related to Sarbanes-Oxley. The Audit Committee has the sole authority to engage and discharge, review the independence, qualifications, activities and compensation of the Company's independent certified public accountants. The Audit Committee reports to the Board the appointment of the independent certified public accountants. The Audit Committee must assure regular rotation of the lead and concurring audit partners. The Audit Committee is responsible for the Company's financial policies, control procedures, accounting staff, and reviews and approves the Company's financial statements. The Audit Committee is responsible for the review of transactions between the Company and any Company officer, director or entity in which a Company officer or director has a material interest. The Audit Committee must develop and maintain procedures for the submission of complaints and concerns about accounting and auditing matters. The Audit Committee must assure CEO and CFO certifications meet their obligations by performing a review and evaluation of the Company's disclosure controls and procedures. The Audit Committee has the authority to engage the services of an outside advisor when required. The Audit Committee must receive reports from the independent auditor on critical accounting policies, significant accounting judgments and estimates, off-balance sheet transactions and non-GAAP financial measures. See "Report of the Audit Committee of the Board of Directors" and Appendix C "Audit Committee Charter.

      Nominating Committee. The Board of Directors does not have a separate nominating committee. The entire Board functions as the Company's nominating committee. The Board has not adopted a nominating committee charter. The Board does not currently have a policy with regard to the consideration of any director candidates recommended by security holders. Given the Company's current size, stage of development, and size of the Board, the Board believes that it is not currently appropriate to establish a separate policy for security holders to submit such recommendations. Notwithstanding the lack of a formal policy regarding security holder nominations, the Board may from time to time consider candidates proposed for consideration for service on the Company's Board by security holders. The Board has not set any specific minimum qualifications that must be met by a nominee presented for consideration to the Board by a security holder. A Board member may become aware of a potential nominee and present such nominee to the full Board for consideration at a Board meeting. The Board would evaluate the candidate and determine whether such person should be considered for Board service based on a variety of criteria including but not limited to, whether the individual has experience in the Company's industry, potential conflicts, and the person's ability to work with existing Board members and expected contributions. The Board would evaluate a nominee submitted by a security holder in the same or similar manner as one submitted by a Board member.


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

      Compensation Committee. The Compensation Committee, which administers the Company's various incentive and stock option plans, consisted of Messrs. Anderson, McAlister, Zahradnik and Gury. Prior to October 2003, the Compensation Committee consisted of Messrs Anderson, McAlister and Zahradnik. Beginning in October 2003, the Compensation Committee consisted of Messrs. Anderson, Gury and Zahradnik. Mr. Anderson serves as Chairman of the Compensation Committee. None of the Committee members has ever been an officer or employee of the Company or any of its subsidiaries.

      The Compensation Committee met or unanimously consented to resolutions twice in Fiscal 2003. The Compensation Committee is responsible for establishing the compensation of the Company's directors, Chief Executive Officer and all other executive officers, including salaries, bonuses, severance arrangements, and other executive officer benefits. The Committee also administers the Company's various incentive and stock option plans and designates both the persons receiving awards and the amounts and terms of the awards. In March 2004, the Compensation Committee adopted a charter to outline its compensation, benefits and management development philosophy and to communicate to shareholders the Company's compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission. See Appendix D, "Compensation Committee Charter."

DIRECT SHAREHOLDER COMMUNICATION TO BOARD MEMBERS

      The Company does not currently have a formal process for direct security holder communications to the Board. The basis for the Board's view that it is appropriate for the Company to not have such a formal process includes but is not limited to the following: the Company's limited financial and personnel resources, the Company's stage of operations and development and the ability for security holders to communicate with Board members informally.

COMPENSATION OF DIRECTORS AND MEMBERS OF SCIENTIFIC ADVISORY BOARD

      Directors who are executive officers of the Company and directors who have received compensation as outside consultants or founders of the Company receive no additional or special compensation as such for service as members of either the Board of Directors. All other directors ("outside directors") receive $2,500 for each Board meeting attended up to a maximum of $10,000 per year. Directors who serve on the Audit Committee receive $1,000 for each Committee meeting attended (except for the committee chairman, who receives $2,500 for each committee meeting) and reimbursement of reasonable expenses. Directors who serve on the Compensation Committee receive no additional compensation.

      The Company has a stock option plan in which outside directors are eligible to participate. Each outside director, except Messrs. McAlister and Zahradnik due to their significant stock ownership positions, was granted an option to purchase 60,000 shares on the date first elected or appointed. Thereafter, on the date of each annual meeting of shareholders held during the time the plan is in effect and if he or she continues to serve in such capacity following such meeting, each outside director is granted an option to purchase 10,000 shares. During Fiscal 2003, Mr. Anderson and Mr. Gury were granted options to purchase 10,000 and 60,000 shares, respectively.

      Messrs. Soponis, Zahradnik, Hillman and McAlister do not receive any compensation for serving as members of the board of directors. In consideration of their agreement to serve as directors, we have granted Mr. Anderson and Mr. Gury options to purchase 70,000 shares and 60,000 shares, respectively. These options vest over 3 years from the date of grant.

      Members of our Scientific Advisory Board receive $2,500 for each meeting attended in addition to the discretionary grant of options to purchase shares under our stock option plan. No options were granted to the members of our Scientific Advisory Board in fiscal 2003.

SECTION 16(A) BENEFICIAL REPORTING COMPLIANCE

      Section 16(a) Beneficial Reporting Compliance Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors and any persons who beneficially own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, Directors and beneficial owners of more than ten percent of the Common Stock are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of forms furnished to the Company and written representations from the executive officers, directors and holders of ten percent or more of the Company's Common Stock, the Company believes, all persons subject to the reporting requirements with regard to the Common Stock complied with all applicable filing requirements, except that the executive officers and directors filed their initial Form 3's five days late.

                             EXECUTIVE COMPENSATION

      The following table sets forth the compensation paid by us from January 1, 2001 to December 31, 2003, for each of our officers. This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any.

SUMMARY COMPENSATION TABLE

                                                       ANNUAL
                                                    COMPENSATION    ALL OTHER
NAME AND                                               SALARY         ANNUAL
PRINCIPAL POSITION                         YEAR        (US $)      COMPENSATION
------------------                         ----        ------      ------------
Mento A. Soponis                           2003        180,000           0
Chief Executive Officer & President        2002        121,978           0
                                           2001         81,291       6,010(1)

Jeffrey D. Hillman                         2003        135,000           0
Chief Scientific Officer                   2002         63,824           0
                                           2001         60,000           0

Paul A. Hassie
Chief Financial Officer,                   2003         43,000(2)        0
Secretary/Treasurer                        2002         15,000(2)        0

----------
(1)   Represents a retirement plan contribution.

(2) Mr. Hassie received employment compensation as a part-time employee of the Company in 2002 and 2003.

OPTIONS TO PURCHASE SECURITIES

      Our directors and shareholders have previously approved the adoption of our 2002 Stock Option and Incentive Plan ("Plan"). The purpose of the Plan is to enable our company to attract, retain and motivate qualified directors and employees, to reward directors and employees and key consultants, such as members of our Scientific Advisory Board, for their contribution toward our long term goals, and to enable and encourage such individuals to acquire our shares as long term investments. We are seeking shareholder approval for an amendment to the 2002 Stock Option and Incentive Plan in Proposal II to increase the shares of common stock available for issuance from 1,000,000 to 1,500,000. A description of our Plan is set forth under Proposal II.

      We will not require or seek shareholder approval for the grant of options under the stock option plan, or the exercise of options. We may grant options under the stock option plan to employees of our company regularly employed on a full-time or part-time basis, our directors and officers, and persons who perform services for us on an ongoing basis or who have provided, or are expected to provide, services of value to us.

      There are no other stock option plans or profit sharing plans for the benefit of our officers and directors other than as described herein. We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance.

                         OPTION GRANTS LAST FISCAL YEAR

                                    PERCENTAGE OF
                      NUMBER OF         TOTAL
                     SECURITIES   OPTIONS GRANTED TO
                     UNDERLYING      EMPLOYEES IN     EXERCISE      EXPIRATION
NAME                   OPTIONS       FISCAL YEAR        PRICE          DATE
----                 ----------   ------------------  --------      ----------
Paul A. Hassie         20,000           12.1%           $2.65      July 31, 2008
Paul A. Hassie         15,000            9.1%           $3.60      Oct. 7, 2008

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                         NUMBER OF          Value of
                                                     SECURITIES UNDER-     Unexercised
                                                     LYING OPTIONS AT      In-the-Money
                                                      FISCAL YEAR END   Options at Fiscal
                       NUMBER OF                        UNEXERCISED         Year End
                         SHARES                           OPTIONS          Exercisable/
                      ACQUIRED ON       VALUE           EXERCISABLE/       Unexercisable
NAMES                   EXERCISE    REALIZED (US$)     UNEXERCISABLE        (US $)(1)
-----                   --------    --------------     -------------        ---------
Mento A. Soponis           0              0                 0/0                0/0
Jeffrey D. Hillman         0              0                 0/0                0/0
Paul A. Hassie             0              0            10,000/55,000      27,600/88,550

_________________

(1) Values shown in this column reflect the difference between the closing price of the Company's common stock on December 31, 2003 on the TSX Venture Exchange, and the exercise prices of the underlying options.

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS.

We have employment agreements with Mento A. Soponis, Jeffrey D. Hillman and Paul
A. Hassie.

      On January 1, 2004, we entered into employment agreements with Messrs. Hassie, Hillman and Soponis, which superceded our prior employment agreements with Mr. Soponis and Mr. Hillman. Each of the agreements is for three years and provides for automatic one-year extensions after December 31, 2007. Under the terms of our employment agreements with Mr. Soponis, Dr. Hillman and Mr. Hassie dated January 1, 2004, we are obligated to pay initial compensation of $180,000, $180,000 and $135,000 per annum, respectively. These executive officers are also eligible for participation in incentive bonus compensation plans. The employment agreements also provides for other benefits including the right to participate in fringe benefit plans, life and disability insurance plans, expense reimbursement and 4 weeks accumulating vacation/sick leave annually. If any of these executive officers' employment is terminated by the Company without cause (as defined in the agreements) or within twelve months following a change of control (as defined in the agreements), they will be entitled to severance payments, at their then annual base salary and all stock options granted to the executive and any benefits under any benefit plans shall become immediately vested and to the extent applicable, exercisable. The employment agreements also include non-disclosure and non-compete provisions, as well as salary payments for a three month period in the event of an executive's death or disability during the term of the agreements.

      Dr. Hillman has also signed a Proprietary Information and Invention Agreement with us. Under this agreement, Dr. Hillman has agreed to hold all our proprietary information in the strictest confidence, and assigned to us all of his right, title and interest in any inventions which he makes during the term of his employment with us that incorporate, are based on or relate to any of our proprietary intellectual property rights.

STOCK OPTION AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

        The members of the Compensation Committee are Messrs. Anderson, Gury and Zahradnik. No officer or employee of the Company participated in deliberations of the Compensation Committee concerning executive officer compensation during the year ended December 31, 2003.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee of the Board of Directors (the "Audit Committee") is composed of three Directors. The Committee operates under a written charter adopted by the Board of Directors on March 22, 2004 that complies with the standards under Sarbanes-Oxley. The members of the Audit Committee are Brian Anderson, Robert T. Zahradnik and David J. Gury. Each of the Audit Committee members meet the definitions of "independence" as described under Sarbanes-Oxley
Section 301; SEC Rule 10A-3.

      The Audit Committee reports to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent certified public accountants. Management is responsible for the Company's internal controls and the financial reporting process. The Audit Committee's responsibility is to monitor and oversee these processes.

      As required by Section 404 of Sarbanes-Oxley, during Fiscal 2003, the Company began its process to develop internal control documentation and testing of those controls to ensure the accuracy of its financial reporting.

      Ernst & Young LLP, our independent certified public accountants, is responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. Partner rotation of Ernst & Young LLP is required after the fifth year.

      The Audit Committee has met and held discussions with management and Ernst & Young LLP. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent certified public accountants. The Audit Committee discussed Ernst & Young LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      Ernst & Young LLP also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Ernst & Young LLP its independence.

      Based upon the Audit Committee's discussion with management and Ernst & Young LLP, and the Committee's review of the representation of management and the report of Ernst & Young LLP to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

Audit Committee:
David J. Gury, Chairman
Robert T. Zahradnik
Brian Anderson

March 9, 2004

                              AUDIT AND OTHER FEES

      Professional Fees of Ernst & Young LLP. The following summarizes fees billed by Ernst & Young LLP for professional services rendered to the Company during the fiscal years ended December 31, 2003 and December 31, 2002.

      Audit Fees: Aggregate fees billed or to be billed by Ernst & Young LLP for its professional services rendered in connection with its audit of the Company's fiscal 2003 and fiscal 2002 financial statements, including the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for fiscal 2003, were $47,000 and $19,000 respectively.

      Audit-Related Fees: There were no fees billed or to be billed by Ernst & Young LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements that are not reported above under the caption "Audit Fees."

      Tax Fees: There were no fees billed by Ernst & Young LLP for professional services for tax compliance, tax advice, and tax planning in fiscal 2003 or fiscal 2002.

      All Other Fees: We incurred fees and expenses billed by Ernst & Young LLP of $52,000 for professional services rendered in fiscal 2003 in connection with the Company's initial public offering and the preparation and filing of our Form SB-2 registration statement.

      The Audit Committee, in conducting its review of auditor independence, considered whether the performance of services by the independent certified public accountants in addition to their audit services was compatible with maintaining the independence of Ernst & Young LLP as auditors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Audit Committee of the Board of Directors is responsible for reviewing all transactions between the Company and any officer or Director of the Company or any entity in which an officer of Director has a material interest. Any such transactions must be on terms no less favorable than those that could be obtained on an arms-length basis from independent third parties.

INDEBTEDNESS

      On February 22, 2001, Robert T. Zahradnik, a member of the board of directors, loaned us $57,418 as evidenced by a promissory note of even date therewith which accrues interest at the rate of 7% per annum until paid. The note is payable on demand, or 2 years from its date if demand is not made earlier. In December 2003, the principal portion of this note was repaid to Mr. Zahradnik. At December 31, 2003, the total outstanding balance of accrued interest was $11,331 which was paid in January 2004.

      On February 22, 2001, Jeffrey Hillman, our Chief Scientific Officer and chairman of the board of directors, loaned us $12,186 as evidenced by a promissory note of even date therewith which accrues interest at the rate of 7% per annum until paid. The note is payable on demand, or 2 years from its date if demand is not made earlier. In December 2003, the principal portion of this note was repaid to Dr. Hillman. At December 31, 2003, the total outstanding balance of accrued interest was $2,393 which was paid in January 2004.

      On February 28, 1999, Robert T. Zahradnik, a member of the board of directors, loaned us $15,000 as evidenced by a promissory note of even date therewith which accrues interest at the rate of 7% per annum until paid. The note is payable on demand, or 2 years from its date if demand is not made earlier. In December 2003, the principal portion of this note was repaid to Mr. Zahradnik. At December 31, 2003, the total outstanding balance of accrued interest was $4,728 which was paid in January 2004.

      Prior to our initial public offering, Dr. Hillman and Mr. Zahradnik agreed not to seek repayment of the indebtedness owed by the Company referenced above. However, by December 16, 2003 over $900,000 had been received from warrant exercises and the Company's management determined it was in the best interest of the Company to repay the above referenced indebtedness to Dr. Hillman and Mr. Zahradnik to avoid the further accrual of interest. The indebtedness was repaid in December 2003 through payments of $13,036 to Dr. Hillman and $72,418 to Mr. Zahradnik with the corresponding notes cancelled. The interest accrued on these notes totaling $18,452 was paid to Mssrs. Hillman and Zahradnik in January 2004. These actions were approved by the Company's Audit Committee excluding Mr. Zahradnik.

      In 2001 and 2002 we incurred consulting fees of $60,000 and $15,000, respectively, payable to Dr. Jeffrey Hillman. The entire amount remains outstanding.

CORNET CAPITAL CORP. AGREEMENTS

      Under an agreement between ourselves and Cornet Capital Corp., a corporation wholly owned by Brian McAlister, dated March 20, 2002, as amended by an agreement dated December 2, 2002, Cornet Capital has agreed with us to place $1,000,000 of our common stock with investors and use its best efforts to raise an additional $2,500,000. In consideration of Cornet's agreement, we issued 800,064 shares of our common stock to Cornet. These shares were held in escrow under an agreement between our company, Cornet and an escrow agent dated as of May, 2002. Under the agreement, the escrow agent was to release the shares to Cornet upon receipt of notice from us that Cornet has raised at least $1,000,000 for us. The shares were released from escrow on closing of our initial public offering in June 2003. Neither Cornet nor Mr. McAlister will receive any additional compensation.

      The agreement with Cornet Capital also provides for a loan facility for up to $500,000 between Cornet and us. Cornet has agreed to enter into a loan agreement with us under which we may draw down funds up to $500,000 for three years from December 2, 2002 as we need them. Advances under the loan agreement will bear interest at 3% per annum above the U.S. dollar prime rate of the Royal Bank of Canada. We will also issue to Cornet a number of shares of our common stock equal to 20% of the dollar amount of the advance, divided by the discounted market price of our shares on the TSX Venture Exchange.

      On February 14, 2003, we issued an uncollateralized promissory note in the principal amount of $100,000 that pays interest at 10% per annum to Cornet Capital Corp. as security for a loan of $100,000 cash. Principal and interest is payable on demand and in any event before February 14, 2004. This borrowing was not made under the loan facility with Cornet Capital Corp. No shares were issued to Cornet Capital Corp. in connection with this borrowing. At the closing of our IPO in June 2003, Cornet Capital Corp. was repaid principal of $100,000 and accrued interest thereon of $3,611.

      On April 29, 2003, we issued a further uncollateralized promissory note in the amount of $75,000 that pays interest at 10% per annum to Cornet Capital Corp. as security for a further loan of $75,000 cash. Principal and interest are payable on April 29, 2004. This borrowing was not made under the loan facility with Cornet Capital Corp. No shares were issued to Cornet Capital Corp. in connection with this borrowing. At the closing of our IPO in June 2003, Cornet Capital Corp. was repaid principal of $75,000 and accrued interest thereon of $1,146.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information with respect to the beneficial ownership of Common Stock of the Company as of March 31, 2004 by (i) each person who is known by the Company to beneficially own more than five percent of the Common Stock, (ii) each nominee for Director of the Company,
(iii) each of the Named Executive Officers (as defined under "Election of Directors -- Executive Compensation" above), and (iv) all officers and Directors as a group.

NAME AND ADDRESS OF                   NUMBER OF SHARES       PERCENTAGE OF
BENEFICIAL OWNER (1)                 BENEFICIALLY OWNED        OWNERSHIP

Jeffrey D. Hillman (2)                   5,334,358               37.2%
Chairman and Chief Scientific Officer

Mento A. Soponis                         1,120,133                7.8%
Chief Executive Officer, President
and Director

Brian McAlister (3)                       800,064                 5.6%
Director

Robert Zahradnik                          756,000                 5.3%
Director

Brian Anderson (4)                         20,000                  *
Director

David J. Gury                                   0                  *
Director

Paul A. Hassie (4)                         10,000                  *
Chief Financial Officer,
Secretary and
Treasurer

ALL OFFICERS AND DIRECTORS AS A          8,040,555               56.1%
GROUP (7 PERSONS)

______________________

   * Less than one percent.

(1) Except as indicated in the footnotes set forth below, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The numbers of shares shown include shares that are not currently outstanding but which certain shareholders are entitled to acquire or will be entitled to acquire within 60 days, upon the exercise of stock options. Such shares are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by the particular shareholder and by the group but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the table, the business address of all persons named in the table is 12085 Research Drive, Alachua, Florida 32615.

(2) Represents shares held directly by Jeffrey D. Hillman 2002 Trust and Jeffrey D. Hillman Grantor Retained Annuity Trust.

(3) Represents shares held directly by Cornet Capital Corp., a corporation wholly owned by Mr. McAlister.

(4) Represents stock options currently exercisable or exercisable within 60 days.

ESCROWED SECURITIES

      National Escrow Policy. Under Canadian National Policy 46-201 "Escrow for Initial Public Offerings," those of our shares of common stock which are held by our Principals must be held in escrow. A "Principal" is:

(i) a director or senior officer of our company or of a material operating subsidiary of our company;

(ii) a person or company who has acted as our promoter during the two years before our initial public offering completed in June 2003;

(iii) a person or company who owns or controls more than 10% of our voting securities immediately before and immediately after completion of our initial public offering if that person has elected or appointed or has the right to elect or appoint one of our directors or senior officers or a director or officer of a material operating subsidiary of our company;

(iv) a person or company who owns or controls more than 20% of our voting securities immediately before and immediately after completion of our initial public offering; and

(v)   associates and affiliates of any of the foregoing persons.

      All of our directors and senior officers are Principals. Under the National Escrow Policy, we have entered into an escrow agreement with Computershare Trust Company of Canada as escrow agent, and our Principals dated March 28, 2003. Under the escrow agreement, our Principals initially deposited their common shares aggregating 8,200,764 or 68.8% in escrow with the escrow agent. The number and holders of our common shares that were initially subject to escrow under the escrow agreement were as follows:



                                           NUMBER OF ESCROW
NAME OF PRINCIPAL                          SHARES HELD
---------------------                      ----------------

Jeffrey Hillman                               5,400,108
Mento A. Soponis                              1,244,592
Robert Zahradnik                                756,000
Cornet Capital Corp. (1)                        800,064
                                             ----------
                                              8,200,764

______________________

(1) Brian McAlister, one of our directors, is the sole shareholder and director of Cornet Capital Corp.
______________________

      Under the terms of the escrow agreement, the escrow agent released 10% and 15% of our Principals' common shares from escrow on June 24, 2003 and December 24, 2003, respectively. As of March 31, 2004, an aggregate of 6,150,573 shares of our Principals' common stock, 43.0%, remain in escrow. Our Principals' remaining common shares held in escrow will be released from escrow every 6 months as set forth in the following table.

                                    % OF ESCROWED SHARES
RELEASE DATE                           TO BE RELEASED
-------------                       ----------------------

June 24, 2004                                  15%
December 24, 2004                              15%
June 24, 2005                                  15%
December 24, 2005                              15%
June 24, 2006                                  15%

      We are an "emerging issuer" as defined in the National Escrow Policy. A faster, 18 month (from the initial public offering date) release schedule applies to "established issuers" under the policy. If we become an "established issuer" while our Principals' common shares are in escrow, we will "graduate." If we graduate, there will be a catch-up release and an accelerated release of our Principals' common shares that remain in escrow under the 18 month schedule as if we were originally an established issuer. We will "graduate" from being an "emerging" issuer to an "established" issuer if:

1.    Our shares of common stock are listed on the Toronto Stock Exchange;

2.    We are classified as a Tier 1 issuer on the TSX Venture Exchange.

      Under the National Policy escrow agreement, our Principals' common shares may not be transferred or otherwise dealt with while they are in escrow unless the transfers or dealings are:

(i) transfers to our directors and senior officers, with approval of our board of directors;

(ii) transfers to a person or company that before the transfer holds more than 20% of the voting rights attached to our outstanding securities;

(iii) transfers to a person or company that after the transfer will hold more than 10% of the voting rights attached to our outstanding securities and has the right to elect or appoint one or more of our directors or senior officers;

(iv) transfers to an RRSP or similar trusteed plan provided that the only beneficiaries are the transferor or the transferor's spouse or children;

(v) transfers upon bankruptcy to the trustee in bankruptcy; pledges to a financial institution as collateral for a good faith loan, and upon a realization; or

(vi) tenders of escrowed securities to a take-over bid, provided that if the person tendering to the bid is a Principal of the company resulting from completion of the take-over bid, the securities the Principal receives in exchange for tendered escrowed securities will be placed in escrow on the basis of the resulting company's escrow classification.

      Shares must remain in escrow after a permitted transfer. The Principals are able to vote all shares held in escrow.

      TSX Venture Exchange Escrow Policy. The TSX Venture Exchange applies its own escrow requirements to initial listings. The Exchange's Seed Share Resale Restrictions are hold periods of various lengths that apply where shares are issued to non-Principals prior to an initial public offering. The purchase price of those shares, and the time of their purchase relative to the date of issue of the receipt for preliminary prospectus receipt for an initial public offering determines which Exchange hold period will apply. The University of Florida Research Foundation, Inc. is subject to the TSX Venture Exchange escrow requirements with respect to the 599,940 shares it acquired on July 15, 1999 as consideration for the grant of the license to the Company:

      The University of Florida Research Foundation, Inc. is subject to a Value Security Escrow Agreement dated March 28, 2003. A Value Security Agreement imposes a schedule of escrow release for TSX Venture Exchange Tier 2 Issuers that is identical to that of the National Escrow Policy described above. As of March 31, 2004, 449,955 shares remain subject to the terms of the escrow agreement.

      Pooling Agreement. The underwriter of our initial public offering, Haywood Securities Inc., required that certain of our shareholders who were not otherwise subject to escrow under the National Escrow Policy or TSX Venture Exchange requirements place a total of 625,000 of their shares in escrow under an escrow agreement between Computershare Trust Company, those shareholders, Haywood and us. The escrow agreement is dated March 28, 2003. Under this escrow agreement, one sixth of the shares subject to escrow is released every three months following the closing of our initial public offering, with the first release occurring upon closing of our initial public offering. All of these shares will have been released from escrow by September 24, 2004. As of March 31, 2004, 208,333 shares remain subject to the terms of the escrow agreement.

EQUITY COMPENSATION PLAN INFORMATION

      The Company has reserved an aggregate of 1,000,000 shares of the Company's common stock for issuance pursuant to its 2002 Stock Option and Incentive Plan (subject to the approval of Proposal II by the shareholders to increase the amount of shares available to 1,500,000). The per share exercise price of each stock option or similar award granted under these plans must be at least equal to the closing fair market value of the stock on the date of grant. The following table represents the number of shares issuable upon exercise and reserved for future issuance under these plans as of December 31, 2003.

                                                                          NUMBER OF
                                                                          SECURITIES
                              NUMBER OF                              REMAINING AVAILABLE
                           SECURITIES TO BE      WEIGHTED-AVERAGE    FOR FUTURE ISSUANCE
                             ISSUED UPON        EXERCISE PRICE OF        UNDER EQUITY
                             EXERCISE OF           OUTSTANDING        COMPENSATION PLANS
     PLAN CATEGORY           OUTSTANDING        OPTIONS, WARRANTS         (EXCLUDING
                          OPTIONS, WARRANTS         AND RIGHTS            SECURITIES
                              AND RIGHTS                             REFLECTED IN COLUMN (A))
                                  (A)                   (B)                  (C)
------------------------ --------------------- --------------------- ---------------------
EQUITY COMPENSATION
PLANS APPROVED BY              600,000                $2.22                400,000
SECURITY HOLDERS
------------------------ --------------------- --------------------- ---------------------
EQUITY COMPENSATION
PLANS NOT APPROVED BY            N/A                   N/A                   N/A
SECURITY HOLDERS
------------------------ --------------------- --------------------- ---------------------
          TOTAL                600,000                $2.22                400,000
------------------------ --------------------- --------------------- ---------------------


                                   PROPOSAL II

   APPROVAL OF AMENDMENT TO STOCK INCENTIVE PLAN TO PROVIDE ADDITIONAL SHARES

      The Company adopted the Oragenics, Inc. 2002 Stock Option and Incentive Plan (the "Plan") on September 17, 2002. The purpose of the Plan is to give the Company and its affiliates a competitive advantage in attracting, retaining and motivating officers, employees, non-employee directors, Advisory Board members and consultants, and to provide the Company and its affiliates with a stock plan providing incentives linked to the financial results of the Company's businesses and increases in shareholder value.

      Currently, the number of shares of Common Stock authorized for issuance under the Plan is 1,000,000 shares. However, as of March 31, 2004, only 260,000 shares remain available for issuance under the Plan (subject to increases resulting from the forfeiture and termination of previously issued awards as discussed below).

      The Board of Directors has unanimously adopted, subject to stockholder approval at the Annual Meeting and TSX Venture Exchange acceptance, an amendment to the Plan (the "Plan Amendment"), to increase the number of shares of Common Stock authorized for issuance pursuant to the Plan from 1,000,000 to 1,500,000 shares. The increase is considered necessary and in the best interest of the Company to permit the Company to continue to attract, retain and motivate officers, employees, non-employee directors and consultants. The Plan Amendment will not affect any other terms of the Plan.

SUMMARY OF THE PLAN

      The following is a summary of the Plan:

o Only those individuals who are bona fide directors, employees and key consultants of our company may participate in the plan.

o The plan will be administered by a committee of at least two directors appointed by our board of directors. Where directors, senior officers, 10% beneficial owners of our securities or those committee members are in a position to receive stock options, the board will decide as a whole about the grant of options to them, or appoint two non-employee directors to serve as the committee members with respect to such options.

o Subject to any antidilution adjustments permitted under the plan, the maximum number of shares that may be issued upon the exercise of stock options granted under the plan may not exceed 1,000,000 (1,500,000 subject to the approval of this Proposal II) shares of common stock.

o All options we grant under the plan will have a vesting period of at least 18 months from the date they are granted, with either (a) equal release of shares on a quarterly basis; or (b) the release of the majority of the shares later in the vesting period.

o The exercise price of stock options will be determined by the committee. The minimum exercise price will be the closing price of our shares on the TSX Venture Exchange on the day prior to the date of grant, less allowable discounts.

o If an option expires and it has not been exercised in full, or if an option is otherwise terminated without having been exercised in full, the number of shares which were subject to the expired or terminated option will again be available for the purposes of the plan.

o All options which we grant under the stock option plan must expire no more than five years from the date on which the committee grants and we announce the granting of the option.

o If an option holder ceases to be a director of our company or ceases to be employed by our company (other then by reason of death), then the option granted shall expire no later than the 90th day following the date that the option holder ceases to be a director or ceases to be employed by us, subject to the terms and conditions set out in the plan.

o For so long as we are classified as a Tier 2 company on the TSX Venture Exchange, all the options we grant under the plan will vest as determined by the committee in accordance with the requirements of the TSX Venture Exchange and the plan will be administered in accordance with the requirements of the TSX Venture Exchange.

o No individual may receive grants of options to purchase more than 5% of our issued and outstanding shares during any one year period.

o The aggregate number of shares reserved for issuance under options that have been granted to insiders cannot exceed 10% of our outstanding shares, and the aggregate number of shares issued to insiders under the plan cannot exceed 10% of our outstanding shares in any one year period.

o No options we grant under the stock option plan may be assigned or transferred, other than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order if it is a non-incentive stock option.

      Stock options granted under the Plan may include incentive stock options (as defined), nonqualified stock options or both. The term of each stock option is fixed by the Compensation Committee and stated in the option agreement, but in no event may the term be more than ten years from the date of grant. Stock options are not transferable other than by will or the laws of descent and distribution. Vested stock options may be exercised in whole or in part by payment of the exercise price by certified or bank check or other instrument acceptable to the Company or, if approved by the Compensation Committee, in the form of unrestricted Common Stock already owned by the participant for at least six months of the same class as the Common Stock subject to the stock option. In addition, the Compensation Committee, in its discretion, may allow the cashless exercise of stock options.

      The Compensation Committee, in its discretion, may allow payment of the exercise price by the delivery of a properly executed exercise notice, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price, and, if requested by the Company, the amount of any federal, state, local or foreign withholding taxes. When the participant's employment with the Company or one of its applicable affiliates is terminated for cause, all stock options held by the participant are immediately terminated and canceled. Upon a participant's death or when the participant's employment with the Company or one of its applicable affiliates is terminated for any reason other than for cause, the participant's then-unvested stock options are forfeited and the participant or his or her legal representative may, within up to 90 days if such termination of employment is for any reason other than death or disability, or within one year in the case of the participant's death or disability, exercise any previously vested stock options.

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to our Chief Executive Officer or any of the four other most highly compensated officers. Certain performance-based compensation is specifically exempt from the deduction limit if it otherwise meets the requirements of Section 162(m). One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the Plan provides that the committee shall not grant an incentive stock option such that the fair market value of the underlying stock to which the option is exercisable for the first time during any calendar year is in excess of $100,000.

      The Compensation Committee shall determine to whom and the time at which grants of restricted stock will be awarded under the Plan, the number of shares to be awarded, and the conditions for vesting. The terms and conditions of restricted stock awards shall be set forth in a restricted stock agreement, including provisions permitting the Company to hold the restricted stock in custody until the restrictions lapse.

      Upon a change of control transaction as described in the Plan, the Compensation Committee may, in its sole discretion, do one or more of the following:

o     shorten the period during which stock options are exercisable;

o accelerate any vesting schedule to which a stock option or restricted stock award is subject; or

o cancel stock options or unvested stock awards upon payment to the participants in cash, with respect to each stock option or restricted stock award to the extent then exercisable or vested, including, if applicable, any stock options or restricted stock awards as to which the vesting schedule has been accelerated by decision of the Compensation Committee because of the change of control transaction, of an amount that is the equivalent of the excess of the fair market value of the Common Stock at the effective time of the change of control transaction over, in the case of stock options, the exercise price of the stock option.

      The Compensation Committee may also provide for one or more of the foregoing alternatives in any particular award agreement. The Compensation Committee may grant to any participant, on terms and conditions determined by the Committee, the right to receive cash payments to be paid at that time if an award results in compensation income to the participant in order to assist the participant in paying the resulting taxes.

      If any shares of restricted stock are forfeited or if any stock option (and related stock appreciation right, if any) terminates without being exercised, is exercised or settled for cash, the shares subject to such awards shall again be available for distribution in connection with awards under the Plan.

FEDERAL INCOME TAX CONSEQUENCES

      Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, the optionee will recognize long-term capital gain or loss equal to the difference between the sale price and the exercise price. If the holding periods are not satisfied, then: (1) if the sale price exceeds the exercise price, the optionee will recognize capital gain equal to the excess, if any, of the sale price over the fair market value of the shares on the date of exercise and will recognize ordinary income equal to the difference, if any, between the lesser of the sale price or the fair market value of the shares on the exercise date and the exercise price; or (2) if the sale price is less than the exercise price, the optionee will recognize a capital loss equal to the difference between the exercise price and the sale price. Unless limited by Section 162(m) of the Code, we are entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income.

      Non-Statutory Stock Options. An optionee does not recognize any taxable income at the time a non-statutory stock option is granted. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of ours is subject to tax withholding by us. Unless limited by Section 162(m) of the Code, we are entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income. Upon a disposition of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

      Stock Awards. Stock awards will generally be taxed in the same manner as non-statutory stock options. However, a restricted stock award is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the employee ceases to provide services to us. As a result of this substantial risk of forfeiture, the employee will not recognize ordinary income at the time of award. Instead, the employee will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The employee's ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

      The employee may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee will be subject to tax withholding by us. Unless limited by Section 162(m) of the Code, we are entitled to a deduction in the same amount as and at the time the employee recognizes ordinary income.

      THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON AWARDEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES ARISING IN THE CONTEXT OF THE EMPLOYEE'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE'S INCOME OR GAIN MAY HE TAXABLE.

ACCOUNTING TREATMENT

      Option grants or stock issuances made to employees under the Plan that have fixed exercise or issue prices that are equal to or greater than the fair market value per share on the grant or issue date and that have a fixed number of shares as associated with the award will not result in any direct charge to the Company's reported earnings. However, the fair value of those awards is required to be disclosed in the notes to the Company's financial statements, and the Company also must disclose, in the notes to its financial statements, the pro forma impact those awards would have upon the Company's reported earnings and earnings per share were the fair value of those awards at the time of grant treated as a compensation expense over the life of the award.

      Option grants or stock issuances made to employees under the Plan that have fixed exercise or issue prices that are less than the fair market value per share on the grant or issue date and that have a fixed number of shares associated with the award will result in a direct compensation expense in an amount equal to the excess of such fair market value over the exercise or issue price. The expense must be amortized against the Company's earnings over the period that the options or issued shares are to vest.

      The Financial Accounting Standards Board has initiated a project to consider the appropriate accounting treatment for employee stock options. Accordingly, the foregoing summary of the applicable accounting treatment for options may change substantially.

TERMINATION AND AMENDMENT

      The authority to grant incentive stock options terminates on September 17, 2012. However, awards outstanding at that time will not be affected or impaired by the termination for granting incentive stock options. The Board has authority to amend, alter or discontinue the Plan and the compensation committee has the authority to amend awards granted thereunder, but no amendment may impair the rights of any participant thereunder without the participant's consent. In addition, shareholder approval is required for certain types of amendments to the Plan, including but not limited to

INCORPORATION BY REFERENCE

      The foregoing is only a summary of the Plan and is qualified in its entirety by reference to its full text, a copy of which is filed as Exhibit
10.26 to our Form 10-KSB and the Plan Amendment which is attached hereto as Appendix E.

REQUIRED VOTE

      The affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy and entitled to vote at the Meeting is necessary for approval of the Plan Amendment to increase the number of shares available under the Plan. On this matter, abstentions are treated as being entitled to vote and broker non-votes are treated as not being entitled to vote at the meeting. If the Plan Amendment is not approved, the Plan will continue in full force without any increase in the number of shares of Common Stock available under the Plan.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AMENDMENT.

                              SHAREHOLDER PROPOSALS

                     FOR 2005 ANNUAL MEETING OF SHAREHOLDERS

      Proposals of shareholders, including nominations for the Board of Directors, intended to be presented at the Company's annual meeting of shareholders to be held in 2005 should be submitted by certified mail, return receipt requested, and must be received by the Company at its executive offices in Alachua, Florida on or before December 24, 2004 to be eligible for inclusion in the Company's Proxy Statement and Proxy relating to that meeting. Any shareholder proposal must be in writing and must set forth (i) a description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting, (ii) the name and address, as they appear on the Company's books, of the shareholder submitting the proposal, (iii) the class and number of shares that are beneficially owned by such shareholder,
(iv) the dates on which the shareholder acquired the shares, (v) documentary support for any claim of beneficial ownership, (vi) any material interest of the shareholder in the proposal, (vii) a statement in support of the proposal, and
(viii) any other information required by the rules and regulations of the Commission.

                                  OTHER MATTERS

EXPENSES OF SOLICITATION

      The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by Directors, officers or other employees of the Company personally, by telephone or by telegraph. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers, custodians or other persons holding stock in their names or in the names of nominees for their expenses in sending proxy materials to principals and obtaining their instructions.

MISCELLANEOUS

      Management does not know of any matters to be brought before the Annual Meeting other than as described in this Proxy Statement. Should any other matters properly come before the Annual Meeting, the persons designated as proxies will vote in accordance with their best judgment on such matters. Representatives from Ernst & Young LLP are not expected to be present at the Annual Meeting and, therefore, will not be making a statement or be available to respond to questions.

INTERIM CORPORATE MAILINGS

      In accordance with National Instrument 54-102 of the Canadian Securities Administrators, registered and beneficial shareholders of the subject Corporation may elect annually to receive interim corporate mailings, including interim financial statements of the Corporation, if they so request. If you wish to receive such mailings, please complete the form in Exhibit F and mail as instructed on the form.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

      Accompanying this Proxy Statement is a copy of the Company's Annual Report on Form 10-KSB for 2003. Shareholders who would like additional copies of the Annual Report on Form 10-KSB should direct their requests in writing to:
Oragenics, Inc., 12085 Research Drive, Alachua, Florida 32615, Attention: Paul Hassie, Secretary.

                                                                      APPENDIX A

                                 ORAGENICS, INC.

                               BOARD OF DIRECTORS

                           CORPORATE GOVERNANCE POLICY

                                 MARCH 22, 2004

1.    PURPOSE

The Board of Directors of Oragenics, Inc. has adopted this policy statement to set forth its views on significant issues of corporate governance.

2.    PRIMARY FUNCTIONS OF THE BOARD OF DIRECTORS

The Board of Directors is expected to promote the best interests of the shareholders in terms of corporate governance; fiduciary responsibilities; compliance with applicable laws and regulations; and maintenance of accounting, financial, and other controls. Their primary responsibility is to provide effective guidance of the affairs of the Company for the benefit of its shareholders.

3.    ACCESS TO MANAGEMENT AND OUTSIDE ADVISORS

The Directors have complete access to the Company's senior management, including the executive officers. As a courtesy, Directors should use judgment to ensure this contact would not be disruptive to the business operations of the Company and any written requests for information should be copied to the Chief Executive Officer. The Board expects that from time to time executives and/or managers will be present at Board meetings to provide additional insight into the items being discussed and to provide the Board the opportunity to evaluate their performance and management skills. The Board shall also have access to the Company's outside counsel and auditors and may retain outside counsel of its choice with respect to any issue relating to any of its activities.

4.    SIZE OF THE BOARD OF DIRECTORS

The Board periodically reviews its size and adopts changes it determines to be appropriate given the needs of the Company. Under the Company's Bylaws, the number of members on the Board may be increased or decreased by resolution of the Board.

5.    MIX OF INSIDE AND OUTSIDE DIRECTORS

A majority of the Board should be independent Directors. There are significant advantages to be derived from representation on the Board of the Company's management, however, and it is appropriate that the Chief Executive Officer serve on the Board. The Chief Executive shall not serve as Chairman of the Board.

6.    DEFINITION OF INDEPENDENCE FOR OUTSIDE DIRECTORS

The Board has adopted the following definition of "independence": a Director will not be considered as "Independent" if the Director (1) is an employee or was an employee of the Company within the past two (2) years, (ii) has received more than $60,000 in compensation (this $60,000 limit includes receipt of payments by a family member of the director), or (iii) is the spouse, parent, child, or sibling of an executive officer of the Company, or (iv) owns or controls 10% or more of stock of the Company. The status of each Director as Independent under the foregoing definition is reviewed annually by the Board.

7.    ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

Board members are expected to prepare for, attend, and participate in meetings of the Board and the committees of which they are members. Although the Board recognizes that, on occasion, circumstances may prevent Board members from attending meetings, the Board expects its members to ensure that other commitments do not materially interfere with the performance of their duties.

8.    SELECTION OF BOARD MEMBERS

The Board is responsible for filling vacancies in its membership, replacing directors who are unable to continue to serve effectively, and nominating candidates to stand for election at the annual meeting of shareholders. The full Board identifies and screens candidates when a vacancy is to be filled.

9.    BOARD MEMBERSHIP CRITERIA AND SELECTION OF NEW DIRECTOR CANDIDATES

The Board is responsible for reviewing candidates for election as members of the Board. Consideration of potential candidate is based upon the assessment of the individual's background, skills, and abilities and such characteristics that qualify the individual to fulfill the needs of the Board at that time.

10.   SELECTION OF AGENDA

The Chief Executive Officer shall establish the agenda for each Board meeting. Any Director may suggest inclusion of additional items on the agenda and it is anticipated that the agenda will be distributed at least one (1) week in advance of the Board meeting. Directors may also raise at any regular Board meeting subjects for discussion that are not on the formal agenda; however, the desire for inclusion of such items should be communicated to the Chief Executive Officer or Corporate Secretary in advance of the meeting. The agenda should allow for holding periodic sessions of the independent directors only.

11.   DISTRIBUTION OF BOARD MATERIALS

In addition to the Board agenda, information that is important to the Board's understanding of the business of the Company shall be distributed to Directors prior to each Board meeting. Directors also receive interim financial reports as well as certain press releases, analysts reports, and other information designed to keep them informed of the material aspects of the Company's business performance and prospects.

12.   TERM LIMITS OF THE BOARD

The Board's term expires each year at the annual meeting. Currently, the size of the Board is six (6) members, although an increase in the membership would be appropriate in order to accommodate the availability of an outstanding Board candidate. The Board also believes that as a matter of policy a majority of the members of the Board should be Independent Directors.

At the end of the term, unless the Director no longer desires to remain a Director and subject to the recommendation of the Board, the Director will stand for re-election at the Company's Annual Meeting of Shareholders.

13.   COMPENSATION OF THE BOARD MEMBERS

The Board establishes the form and amount of compensation of outside directors. Outside directors are called on to devote significant time and energy to the performance of their duties. To attract and retain able and experienced directors, the Company must compensate them fairly. In general, the Board believes that the compensation for outside directors should consist of both stock options and cash. Any changes in Director compensation are to be recommended by the Compensation Committee with concurrence by the Board of Directors. Directors who are employees of the Company receive no additional compensation for service on the Board.

14.   AUDIT COMMITTEE

The Audit Committee's functions include appointing the independent auditors for the Company; establishing and reviewing the activities of the independent auditors; reviewing recommendations of the independent auditors and the responses of management to such recommendations; and reviewing and discussing with the independent auditors and the Company's management of the Company's financial reporting, loss exposures and internal controls. In addition, the Committee reviews and recommends debt and equity financings; and reviews and approves the annual financial and capital plans.

15.   COMPENSATION COMMITTEE

It is the responsibility of the Committee to ensure that the Company's compensation, benefits and management development philosophy will be sufficiently competitive to attract and retain skilled employees and leaders, will be appropriate to the businesses in which the Company competes and will be internally fair to the employees of the Company. The Committee communicates to shareholders the Company's compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission. The Committee also monitors the development and selection of key executive and management personnel, and the administration of management development and succession planning.

16.   COMMITTEE CHARTERS

Each standard Committee shall have a board-approved written charter detailing its duties.

17.   OTHER COMMITTEES

The Board may also establish other Committees from time to time to deal with specific issues.

18.   COMMITTEE COMPOSITION

It is the policy of the Board that only Independent Directors serve on the Audit and Compensation Committees. In addition, the composition of the Audit and Compensation Committees will be reviewed annually to ensure that each of its members meet the criteria set forth in applicable SEC and listing exchange rules and regulations.

19.   ASSIGNMENT AND ROTATION OF COMMITTEE MEMBERS

The Board of Directors with direct input from the Chief Executive Officer, determines the membership of the various Committees and their Chairman. The Board will take into consideration the continuity; subject matter expertise; tenure; and experience of the individual Board members in deciding Committee membership.

20.   FREQUENCY AND LENGTH OF COMMITTEE MEETINGS

The Chair of each Committee, in consultation with its members and appropriate officers, determines the frequency and length of the meetings of the Committee. In addition, the Chairman of a Committee or the Chief Executive Officer may call a special meeting of a Committee at any time.

21.   COMMITTEE AGENDAS/REPORTS TO THE BOARD

Appropriate members of management and staff will prepare draft agendas and related background information for each Committee meeting which, to the extent desired by the relevant Committee Chairman, will be reviewed and approved by such Chairman in advance of distribution to the other Committee members. Any background materials, together with such agenda, should be distributed to Committee members and Corporate Secretary in advance of the meeting for their review and discussion. In addition, each Committee member is free to suggest items for inclusion on the agenda and to raise at any Committee meeting subjects that are not on the agenda for that meeting.

Reports on the items considered on each Committee meeting are to be furnished to the full Board at its next meeting. In addition, all Directors are to be furnished copies of each Committee's minutes.

22.   FREQUENCY OF BOARD MEETINGS

The Board has four (4) regularly scheduled meetings per year and special meetings are called as necessary.

23.   MEETING OF INDEPENDENT DIRECTORS

The "independent" members of the Board shall meet periodically without the Chief Executive Officer to discuss any matters that any of them believe should be discussed privately.

24.   LOCATION OF MEETINGS

The meetings of the Board and the Committees are routinely held at the offices of the Company, in Alachua, Florida or will be held by telephonic conferencing, but occasionally will be held at other locations to provide consideration for time and convenience for its members.

25.   RELATED PARTY TRANSACTIONS

The Company's Audit Committee will be responsible for reviewing all related party transactions. A related party is one who can exercise control or significant influence over the Company to the extent that either the related party or the Company may be prevented from pursuing its own separate interest.

26.   ORIENTATION AND CONTINUING EDUCATION

Members of the Board are selected with attention to their diverse professional backgrounds and experience. In addition to their individual professional expertise, it is important that members of the Board be knowledgeable about the Company and its business. They should also be familiar with the duties and responsibilities of directors of public companies and emerging practices in corporate governance.

Presentations on, and discussions of, various aspects of the Company and its business are a significant part of each regular Board and Committee meeting. Various members of the Company's management are called on to make presentations, which allows the Board to become familiar with the leadership talents and business acumen in those Company employees. From time to time, the Company will provide Board members with product demonstrations, facility tours and other special presentations intended to deepen their familiarity with the Company and its industry.

Board members are encouraged to attend seminars, conferences and other continuing education programs designed especially for directors of public companies. Although most of the outside directors have significant experience on boards of directors, participation in such programs is encouraged by the Company.

27.   SERVICE ON OTHER BOARDS

Interference with the performance of a director's duties to the Company by his or her service on other boards depends on the individual. Accordingly, the Board does not believe it wise to establish a fixed policy regarding the number of other boards of directors on which one of its members may serve. However, in selecting nominees for membership, the Board will take into account the other demands on the candidate and will attempt to avoid candidates whose other responsibilities might interfere with effective service to the Company.

28.   CODE OF CONDUCT/CODE OF ETHICS

The Company will maintain a Code of Business Conduct and Ethics for all its employees and directors. All officers, directors and employees are vested with both the responsibility and authority to protect and preserve the interests of all of the Company's stakeholders, including shareholders, clients, employees, suppliers, and citizens of the communities in which we conduct business,

Embodied within our Code of Conduct/Code of Ethics will be specific guidance with regard to the responsibilities of our financial management employees. Financial management employees will fulfill their responsibility by prescribing and enforcing the policies and procedures employed in the operation of the Company's financial organization.

                                                                      APPENDIX B

                                 ORAGENICS, INC.

                       CODE OF BUSINESS CONDUCT AND ETHICS

                                 MARCH 26, 2004

PURPOSE AND SCOPE

Since our founding, we have insisted that all of our employees maintain the highest level of integrity in their dealings with us and on our behalf with entities with which we do business. This Code of Business Conduct and Ethics is intended to document the principles of conduct and ethics to be followed by our directors, officers and employees. Its purpose is to deter wrongdoing and to promote:

      o Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

      o Full, fair, accurate, timely, and understandable disclosure in the reports and documents that we file with, or submit to, the SEC and in other public communications made by us;

      o     Compliance with applicable governmental laws, rules and regulations;

      o The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

      o     Accountability for adherence to the Code.

HONEST AND ETHICAL CONDUCT

All employees must at all times deal fairly with our customers, suppliers, competitors and employees and not take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of facts or any other unfair-dealing practice. All employees will exhibit and promote the highest standards of honest and ethical conduct through the adherence to policies and procedures that:

      o Encourage and reward professional integrity in all aspects of the organization, by eliminating inhibitions and barriers to responsible behavior, such as coercion, fear of reprisal, or alienation from Oragenics.

      o Prohibit and eliminate the appearance or occurrence of conflicts between what is in the best interest of Oragenics and what could result in material personal gain for a member of the Company.

      o Provide a mechanism for employees of Oragenics to inform senior management of deviations in practice from policies and procedures governing honest and ethical behavior.

      o Demonstrate their personal support for such policies and procedures through periodic communication reinforcing these ethical standards throughout the organization.

ACCURATE REPORTING AND COMMUNICATIONS

All employees must honestly and accurately report all business transactions, including records, time sheets and reports. No undisclosed or unrecorded account or fund shall be established for any purpose. No false or misleading entries shall be made in Oragenics books or records for any reason, and no disbursement of corporate funds or other corporate property shall be made without adequate supporting documentation or for any purpose other than as described in the documents.

Senior Officers and all employees will manage the Company's transaction and reporting systems and establish procedures to ensure that:

      o Business transactions are properly authorized and completely and accurately recorded on Oragenics' books and records in accordance with Generally Accepted Accounting Principles (GAAP) and established company financial policy.

      o The retention or proper disposal of Company records shall be in accordance with established Company financial policies and applicable legal and regulatory requirements.

      o Periodic financial reports and communications are delivered in a manner that facilitates the highest degree of clarity of content and meaning so that readers and users will quickly and accurately determine their significance and consequence.

COMPLIANCE WITH LAWS, RULES AND REGULATIONS

All employees must at all times comply with applicable laws, rules and regulations. Employees are strictly prohibited from trading in our stock or securities while in possession of material, nonpublic information about our Company, as delineated in our "Insider Trading Policy" adopted by our Board of Directors on March 22, 2004.

Senior Financial Officers will establish and maintain mechanisms to:

      o Educate appropriate members of Oragenics about any federal, state or local statute, regulation or administrative procedure that affects the operation of the Company.

      o Monitor the compliance of the Company with any applicable federal, state or local statute, regulation or administrative rule.

      o Identify, report and correct in a swift and certain manner any detected deviations from applicable federal, state or local statute or regulation.

CONFLICTS OF INTEREST, SAFEGUARDING OF ASSETS AND CONFIDENTIALITY

Employees must avoid conflicts of interest or the appearance of conflicts of interest. A "conflict of interest" occurs when your private interest interferes in any way - or even appears to interfere - with the interests of the Company as a whole.

Employees are expected to use extreme diligence to protect Oragenics' assets and ensure their efficient use. All Company assets should be used only for legitimate business purposes. Employees must not:

      o use Company property or corporate information for personal purposes that otherwise should inure to the benefit of Oragenics;
      o make it possible for somebody other than the Company to take advantage of an opportunity in any of our areas of business of which you become aware in the course of your activities on behalf of the Company, unless we have expressly decided not to attempt to take advantage of the opportunity;
      o otherwise use Company property, information, or position for personal gain; or
      o compete with Oragenics generally or with regard to specific transactions or opportunities.

Employees must maintain the confidentiality of all information that Oragenics or our customers have entrusted to them, except when disclosure is authorized or legally mandated.

CHANGE IN OR WAIVER OF THE CODE

Any waiver of any provision of this Code for executive officers or directors must be approved by the Board of Directors and promptly disclosed to shareholders. Any waiver of any provision of this Code for any employee who is not an executive officer or director must be approved by the Chief Executive Officer.

COMPLIANCE

If any employee believes there are any violations of this code or any violations of the requirement of compliance with law, that employee must immediately report such violations to his/her supervisor, the Chief Financial Officer or the Chief Executive Officer. Such reports may be either verbal or placed in writing.

Otherwise, employees may report the possible violation directly to the Audit Committee of our Board of Directors. Such a communication should be in writing and placed in a sealed envelope and labeled: "To be opened by the Oragenics, Inc. Audit Committee only." The sealed envelope shall be sent to Oragenics outside General Counsel as follows:

                         Shumaker, Loop and Kendrick LLP

                       101 East Kennedy Blvd., Suite 2800

                                 Tampa, FL 33602

                          Attn: Darrell C. Smith, Esq.

Complaints may also be submitted to our General Counsel, Attention Darrell C. Smith, Esq., via telephonic voicemail at 1-800-677-7661 ext. 2226, telefax at 1-813-229-1660, or by email at dsmith@slk-law.com. Any communications received by our General Counsel will be immediately forwarded to the Chairman of the Audit Committee of the Board of Directors.

Following receipt of any complaint or concern submitted, the Audit Committee will investigate each matter and take appropriate action. The Audit Committee will retain all documents related to any complaints for the statutory period required.

If an employee reports a possible violation of this Code, the employee's identity will be kept confidential, except to the extent that the employee consents to be identified or his/her identification is required by law. Oragenics will not allow retaliation for reports of possible violations made in good-faith.

************************************************************************

                       CODE OF BUSINESS CONDUCT AND ETHICS

                              ACKNOWLEDGEMENT FORM

I have received and read the Code of Business Conduct and Ethics (the "Code") of Oragenics, Inc. (the "Company"), and I understand its contents. I agree to comply fully with the standards contained in the Code and the Company's related policies, procedures and guidelines. I understand that I have an obligation to report any suspected violations of the Code of which I am aware. I acknowledge that the Code is a statement of policies for business conduct and does not, in any way, constitute an employment contract or an assurance of continued employment.

-------------------------------                --------------------------------
Printed Name                                   Date

-------------------------------
Signature

                                                                      APPENDIX C

                                 ORAGENICS, INC.

                             AUDIT COMMITTEE CHARTER

                                 MARCH 22, 2004


      The Audit Committee has been established by the Board of Directors of Oragenics, Inc. (the "Company") for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.


      The Audit Committee shall be comprised of at least three Directors who meet the independence, education and experience requirements of the Securities Exchange Act of 1934, as in effect from time to time. Except as the Board of Directors may otherwise determine, the Audit Committee shall make its own rules for the conduct of its business, but unless otherwise permitted by the Board, its business shall be conducted as nearly as may be in the same manner as the By-laws of the Company provide for the conduct of business by the Board of Directors.


      The duties of the Audit Committee shall be as follows:

      1. The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any public accounting firm engaged by the Company (including resolution of disagreements between management and such firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and each such firm shall report directly to the Audit Committee.


      2. The Audit Committee shall monitor the independence of the Company's accountants, including any relationship or services that may impact the objectivity and independence of the Company's accountants and shall obtain a written statement from the Company's accountants delineating all relationships between the accountants and the Company. The Audit Committee (or one or more designated members thereof) shall pre-approve all auditing and non-audit services (except de minimis non-audit services and auditing services within the scope of an approved engagement of the accountant) provided to the Company by the accountant. These accountants shall be ultimately accountable to the Board of Directors of the Company and the Audit Committee as representatives of the stockholders.


      3. The Audit Committee shall review the Company's financial statements to be filed with the Securities and Exchange Commission and the results of any independent audit thereof, including the adequacy of internal controls and financial accounting policies. The Audit Committee shall review management's assessment of the effectiveness of the internal control structure and procedures of the Company for financial reporting and the auditor's attestation and report on the assessment made by management. The Audit Committee shall review and discuss the Company's annual audited financial statements with management and shall recommend to the Board of Directors whether these financial statements should be included in the Company's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission.


      4. The Audit Committee shall review reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, including the disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations, to the extent required by the rules and regulations of the Securities and Exchange Commission.


      5. The Audit Committee shall review and approve all related-party transactions.

      6. The Audit Committee shall establish procedures for:

      (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls, or auditing matters, and
      (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      7. The Audit Committee shall oversee or conduct special investigations or other functions at the request of the Board of Directors.

      The Audit Committee shall have the authority to engage, and to determine appropriate compensation for, independent counsel and other advisers, as it determines necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to any public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company and to any advisors employed by the Audit Committee as provided in this charter. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall meet as a separate Committee at least four times per year and as often as it deems necessary to carry out its duties. The Audit Committee shall make regular reports to the Board of Directors.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

                                                                      APPENDIX D

                                 ORAGENICS, INC.

                         COMPENSATION COMMITTEE CHARTER

                                 MARCH 22, 2004

PURPOSE

The Compensation Committee is responsible for establishing the compensation of the Company's Directors and executive officers, including employment agreements, salaries, bonuses, severance arrangements, and other executive officer benefits. The Committee also administers the Company's various incentive and stock option plans and designates both the persons receiving awards and the amounts and terms of the awards.

ORGANIZATION

The Committee is composed of three directors. No member will be a current or former employee of the Company. The members of the Committee shall be appointed by the Board of Directors and shall continue to act until their successors are appointed, but subject to removal at any time by a majority of the whole Board. Any resulting vacancy shall be filled by the Board. The Chief Executive Officer attends meetings as deemed necessary by the Committee. Other executives of the Company attend the meetings of the Committee by special invitation or as deemed appropriate.

PRINCIPAL FUNCTIONS

It is the responsibility of the Committee to ensure that the Company's compensation, benefits and management development philosophy will be sufficiently competitive to attract and retain skilled employees and leaders, will be appropriate to the businesses in which the Company competes and will be internally fair to the employees of the Company. The Committee communicates to shareholders the Company's compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission. The Committee also monitors the development and selection of key executive and management personnel, and the administration of management development and succession planning.

DUTIES

1) Review from time to time and evaluate the Company's overall compensation philosophy to ensure that management is rewarded appropriately for its contributions to Company growth and profitability, and that the executive compensation strategy supports organization objectives and shareholder interest.

2) Review annually and make recommendations to the Board of Directors regarding the individual elements of total compensation and perquisites for the Chief Executive Officer and communicate in the annual Board Compensation Committee Report to shareholders the factors and criteria on which the Chief Executive Officer's compensation for the last year was based, including the relationship of the Company's performance to the Chief Executive Officer's compensation.

3) Review and approve the individual elements of total compensation and perquisites for the executive officers of the Company other than the Chief Executive Officer, and communicate in the annual Board Compensation Committee Report to shareholders the specific relationship of corporate performance to executive compensation.

4) Assure that the Company's cash incentive compensation, stock bonus and stock option plans for senior management are administered in a manner consistent with the Company's compensation strategy as to participation, targeting annual incentive awards, setting and measuring achievement of corporate financial goals, and determining actual awards paid to senior management.

5) Review and make recommendations to the Board of Directors regarding all new equity-related incentive plans for senior management.

6) Review compensation arrangements with any executive officer.

7) Review the Company's significant employee benefit programs and approve changes subject, where appropriate, to shareholder or Board of Directors approval.

8) If appropriate, hire experts in the field of executive compensation to assist the Committee with its reviews.

9) Annually review the Committee's Charter and update it as appropriate.

10) Such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board of Directors of the Company and/or the Chairman of the Board of Directors, or as designated in benefit plan documents.

MEETINGS

The Committee meets as often as necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee and/or management of the Company. All meetings of the Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof, and written minutes of each meeting shall be duly filed in the Company records. Reports of meetings of the Committee shall be made to the Board of Directors at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board of Directors approved by the Committee.

                                                                      APPENDIX E

                                 ORAGENICS, INC.

             AMENDMENT NO. 1 TO 2002 STOCK OPTION AND INCENTIVE PLAN

The first paragraph of Subsection 5.1 of Oragenics, Inc. 2002 Stock Option and Incentive Plan is amended to read as follows:

      5.1 Limitations. Subject to any antidilution adjustment pursuant to the provisions of Section 5.2 of this Plan, the maximum number of shares of Stock that may be issued hereunder shall be 1,500,000 shares of Stock. Any or all shares of Stock subject to the Plan may be issued in any combination of Incentive Stock Options, non-Incentive stock Options, Restricted Stock, or SARs, and the amount of Stock subject to the Plan may be increased from time to time in accordance with
            Article 10, provided that the total number of shares of Stock issuable pursuant to Incentive Stock Options may not be increased to more than 1,000,000 (other than pursuant to antidilution adjustments) without shareholder approval. Shares subject to an Option or issued as an Award may be either authorized and unissued shares or shares issued and later acquired by the Company. The shares covered by any unexercised portion of an Option that has terminated for any reason (except as set forth in the following paragraph), or any forfeited portion of an Award, may again be optioned or awarded under the Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for option or award hereunder.

In all other respects, the Plan continues in full force and affect, unamended. This Amendment No. 1 is dated effective May 25, 2004.

                                                                      APPENDIX F

                                 ORAGENICS, INC.

                    REQUEST FOR INTERIM FINANCIAL STATEMENTS

In accordance with National Instrument 54-102 of the Canadian Securities Administrators, registered and beneficial shareholders of the subject Corporation may elect annually to receive interim corporate mailings, including interim financial statements of the Corporation, if they so request. If you wish to receive such mailings, please complete and return this form to:

                      COMPUTERSHARE TRUST COMPANY OF CANADA

                              100 UNIVERSITY AVENUE

                                    9TH FLOOR

                                   TORONTO, ON

                                     M5J 2Y1

NAME:          _____________________________________________________________

ADDRESS:       _____________________________________________________________

               _____________________________________________________________

POSTAL CODE:   ___________________________

I confirm that I am an owner of common stock of the Corporation.

SIGNATURE OF
SHAREHOLDER:   ______________________________________DATE:____________

CUSIP:                       684023104

SCRIP COMPANY CODE:          ORGQ

2004 ANNUAL MEETING OF SHAREHOLDERS OF
ORAGENICS, INC.
TO BE HELD AT 12085 RESEARCH DRIVE, ALACHUA, FLORIDA 32615
ON TUESDAY, MAY 25, 2004 AT 10:00 A.M. LOCAL TIME

The undersigned shareholder of Oragenics, Inc.(the "Company"), Alachua, Florida, hereby constitutes and appoints Mento A. Soponis and Paul A. Hassie, or either one of them, each with full power of substitution or in the place of the foregoing, ____________________ as proxyholder for and on behalf of the undersigned shareholder with the power of substitution to attend, act and vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present at the 2004 Annual Meeting of Shareholders or at any adjournments thereof (the "Annual Meeting"), upon the proposals described in the Notice to the Holders of Common Stock of the Annual Meeting of Shareholders and Proxy Statement, both dated April 22, 2004, the receipt of which is acknowledged, in the manner specified below. The proxies, in their discretion, are further authorized to vote on any shareholder proposals not submitted to the Company for a vote of the shareholders at the Annual Meeting within a reasonable time prior to the mailing of the proxy materials, as well as on the election of any person as a Director if a Director nominee named in Proposal I is unable to serve or for good cause will not serve, and on matters incident to the conduct of the Annual Meeting. At the present time, the Board of Directors knows of no other business to be presented to a vote of the shareholders at the Annual Meeting. The Board of Directors recommends a vote FOR the proposals.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ORAGENCIS, INC. AND MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE.

     VOTE THIS PROXY CARD TODAY BY RETURNING IT IN THE ENCLOSED ENVELOPE OR
           TELEFAXING FROM WITHIN NORTH AMERICA TO (866) 249-7775 OR
                 FROM OUTSIDE NORTH AMERICA TO (416) 263-9524.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the proposals.

Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each shareholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

            Shares Held: _______________________________________

Signature of Shareholder ________________________________________

Signature of Shareholder (If held Jointly) ______________________


Dated: ___________________________________________
THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED.


PROXY

Proposal I: Election of Directors. On the proposal to elect the following Directors to serve until the indicated Annual Meeting of Shareholders of the Company and until their successors are elected and qualified:

Jeffrey D. Hillman    For |_|   Withhold Authority |_|
Mento A. Soponis      For |_|   Withhold Authority |_|
Robert T. Zahradnik   For |_|   Withhold Authority |_|
Brian Anderson        For |_|   Withhold Authority |_|
David J. Gury         For |_|   Withhold Authority |_|

Proposal II: Approval of the Company's amendment to its 2002 Stock Option and Incentive Plan. On the Proposal to approve the amendment to the 2002 Stock Option and Incentive Plan to increase the shares available for issuance from 1,000,000 to 1,500,000:

For  |_|     Against  |_|    Abstain  |_|

INSTRUCTIONS FOR COMPLETION OF PROXY

1. THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY.

This form of proxy ("Instrument of Proxy") MUST BE SIGNED by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and IF EXECUTED BY AN ATTORNEY, OFFICER, OR OTHER DULY APPOINTED REPRESENTATIVE, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. IF THIS INSTRUMENT OF PROXY IS NOT DATED in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Computershare Trust Company of Canada..

4. A REGISTERED SHAREHOLDER WHO WISHES TO ATTEND THE MEETING AND VOTE ON THE RESOLUTIONS IN PERSON, may simply register with the scrutineers before the Meeting begins.

A REGISTERED SHAREHOLDER WHO IS NOT ABLE TO ATTEND THE MEETING IN PERSON BUT WISHES TO VOTE ON THE RESOLUTIONS, may do the following:

      (A) APPOINT ONE OF THE MANAGEMENT PROXYHOLDERS named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy;

      OR

      (B) APPOINT ANOTHER PROXYHOLDER, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OF PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE REGISTERED SHAREHOLDER ON ANY POLL of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, THE REGISTERED SHAREHOLDER MAY STILL ATTEND THE MEETING AND MAY VOTE IN PERSON. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of COMPUTERSHARE TRUST COMPANY OF CANADA by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

                     COMPUTERSHARE TRUST COMPANY OF CANADA
                  PROXY DEPT. 100 UNIVERSITY AVENUE 9TH FLOOR
                            TORONTO ONTARIO M5J 2Y1
FAX: WITHIN NORTH AMERICAN: 1-866-249-7775 OUTSIDE NORTH AMERICA: (416) 263-9524